UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2026

TRIPADVISOR, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-35362	80-0743202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 1st Avenue Needham, MA 02494
(Address of Principal Executive Offices) (Zip Code)

(781) 800-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRIP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 amends and supplements the Current Report on Form 8-K filed by Tripadvisor, Inc., a Nevada corporation (the “Company”), on November 2, 2026 (the “Original Report”), reporting the completion of the sale of TheFork. This Amendment No. 1 is being filed solely to provide the unaudited pro forma condensed consolidated financial information required by Item 9.01(b) of Form 8-K. Except as set forth herein, the Original Report is not otherwise amended.

As reported in the Original Report, on November 1, 2026, the Company consummated the sale of the legal entities comprising its online restaurant reservation and management platform in Europe known as “TheFork” (the “Business”) to American Express Travel Related Services Company, Inc. (“Buyer”) pursuant to the Equity Purchase Agreement entered into on August 2, 2026 (the “Equity Purchase Agreement”). Under the terms of the Equity Purchase Agreement, Buyer acquired the Business for $700 million, subject to certain adjustments, in an all-cash transaction (the “Transaction”).

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company give effect to the disposition of the Business and have been derived from the Company’s historical consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2026 reflects the Company’s financial position as if the Transaction had occurred on September 30, 2026 (“Pro Forma Balance Sheet”). The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2026 and years ended December 31, 2025, 2024 and 2023 reflect the Company’s results as if the Transaction had occurred as of January 1, 2023 for all periods presented (“Pro Forma Statements of Operations”). The Pro Forma Balance Sheet and the Pro Forma Statements of Operations are filed as Exhibit 99.1 to this Amendment No. 1 to the Current Report on Form 8-K and are incorporated herein by reference.

The unaudited pro forma condensed consolidated financial statements included in this Amendment No. 1 to the Current Report on Form 8-K have been prepared for illustrative and informational purposes only and are subject to assumptions and adjustments, which management believes to be reasonable, given the information available on the date hereof. It is subject to other uncertainties and does not purport to reflect what the Company’s actual results of operations or financial condition or this pro forma financial information would have been had the Transaction been completed on the dates assumed for purposes of such pro forma financial information or to be indicative of the financial condition, results of operations or metrics of the Company as of or for any future date or period.

(d) The following exhibits are filed with this Amendment No. 1 to the Current Report on Form 8-K.

Exhibit
Number	Description

99.1

Unaudited pro forma condensed consolidated financial statements of Tripadvisor, Inc. as of September 30, 2026, for the nine months ended September 30, 2026 and for the years ended December 31, 2025, 2024 and 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRIPADVISOR, INC.

Date: November 5, 2026	By:	/s/ Michael Noonan
Michael Noonan Chief Financial Officer